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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 OCTOBER 6, 2004

                                  EZCORP, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

           0-19424                                   74-2540145
   (COMMISSION FILE NUMBER)              (IRS EMPLOYER IDENTIFICATION NO.)

                              1901 CAPITAL PARKWAY
                               AUSTIN, TEXAS 78746
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE, INCLUDING ZIP CODE)

                                 (512) 314-3400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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[ ] Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

On October 6, 2004, EZCORP, Inc. (the "Company") notified its independent accountant, Ernst & Young LLP, that it would not renew the engagement of Ernst & Young LLP to audit the Company's consolidated financial statements for the year ending September 30, 2004. Effective October 6, 2004, the Company has engaged BDO Seidman, LLP to audit the Company's consolidated financial statements for the year ending September 30, 2004. The change was the result of a proposal and competitive bidding process involving several accounting firms. The decision not to renew the engagement of Ernst & Young LLP and to retain BDO Seidman, LLP was recommended by the Audit Committee of the Company's Board of Directors and approved by the Board of Directors.

The audit reports of Ernst & Young LLP on the consolidated financial statements of the Company as of and for the years ended September 30, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report for the year ended September 30, 2003 was modified to reflect a change in the Company's method of accounting for goodwill and other intangible assets in accordance with FASB Statement No. 142, Goodwill and Other Intangible Assets, and except that the audit report for the years ended September 30, 2003 and 2002 referred to another auditor's report on the financial results of Albemarle & Bond plc, an equity investee. A letter from Ernst & Young LLP is attached as Exhibit 16.1.

During the Company's two most recent years ended September 30, 2003, and the subsequent interim period through October 6, 2004, there were no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) and there were no reportable events (as defined by Item 304(a)(1)(v) of Regulation S-K).

During the Company's two most recent fiscal years ended September 30, 2003, and the subsequent interim period through October 6, 2004, neither the Company nor anyone on its behalf consulted with BDO Seidman LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K. Ernst & Young LLP has served as the independent accountant engaged to audit the EZCORP, Inc. 401(k) Plan for the two most recent years ended September 30, 2003 and is engaged to audit the EZCORP, Inc. 401(k) Plan for the three-month period ended December 31, 2003, which is in progress.

Although Ernst & Young LLP has been terminated as the Company's auditors for its fiscal year ended September 30, 2004, the Company has requested that Ernst & Young LLP continue assisting the Company in responding to certain SEC Division of Corporation Finance comment letter matters pertaining to the Company's 2003 Form 10-K, which may result in the amendment of the Company's consolidated statements of cash flows related to the sale of forfeited collateral and may result in Ernst & Young LLP performing additional audit procedures, including procedures with respect to the 2001, 2002, and 2003 financial statements of a United Kingdom company which is an investment accounted for under the equity method by the Company. The Division of Corporation Finance has raised an issue as to whether audits performed by other auditors on the U.K. company, which audits were performed in accordance with auditing standards generally accepted in the U.K., may be relied upon by Ernst & Young LLP given that the U.K. audits were not performed in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).


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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

         Inapplicable.

(b) Pro Forma Financial Information.

         Inapplicable.

(c) Exhibits

 Exhibit Number   Exhibit Description

     16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated October 11, 2004.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 EZCORP, INC.
                                 (Registrant)


Date: October 6, 2004            By: /s/ Daniel N. Tonissen
                                     -------------------------------------------
                                 (Signature)
                                 Senior Vice President, Chief Financial Officer,
                                 and Director